UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

MEEMEE MEDIA INC.
(Formerly EnDev Holdings Inc.)

(Exact name of registrant as specified in its charter)

Nevada	000-52961	20-3356659

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36 Lombard Street, Suite 700, Toronto, Ontario, Canada, M5C 2X3
(Address of Principal Executive Offices)

(416) 941-9069
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

ITEM 8.01	Other Events

ITEM 9.01	Financial Statements and Exhibits

SIGNATURES

Exhibit 3.1

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 23, 2013, EnDev Holdings Inc. (the “Company”) filed an amendment to its Articles of Incorporation to change its name from “EnDev Holdings Inc.” to “MeeMee Media Inc.” (the “Name Change”) to better reflect the Company’s new business direction, as we intend to pursue business opportunities in the digital media sector, with an initial focus on mobile media.  The amendment to the Company’s Articles of Incorporation took effect on May 16, 2012 upon receipt of approval from the Financial Industry Regulatory Authority (“FINRA”).  A copy of the amendment is filed as an exhibit to this report.

ITEM 8.01        OTHER EVENTS.

In connection with the name change described in Item 5.03 above, FINRA will assign the Company a new stock symbol; MEME.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Document Description

3.1	Amendments to the Articles of Incorporation of EnDev Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEV HOLDINGS INC.

May 17, 2013

_/s/Martin Doane_________
Martin Doane
President and Chief Executive Officer